BLACKROCK FUNDS II

BlackRock 20/80 Target Allocation Fund

BlackRock 40/60 Target Allocation Fund

BlackRock 60/40 Target Allocation Fund

BlackRock 80/20 Target Allocation Fund

(the “Funds”)

Supplement dated December 2, 2019 to the Investor A, Investor C, Institutional and Class R Shares

Prospectus and the Statement of Additional Information of the Funds, each dated January 28, 2019

The Board of Trustees of BlackRock Funds II has approved a proposal (“Proposal”) pursuant to which the perpetual contractual expense caps on total annual fund operating expenses applicable to the Investor A, Investor C, Institutional and Class R Shares of each of the Funds will terminate effective March 1, 2020. As a result of the Proposal, net annual fund operating expenses for Investor A, Investor C, Institutional and Class R Shares of each of the Funds are expected to remain the same as those currently set forth in the Funds’ Prospectus.

Shareholders should retain this Supplement for future reference.

PR2SAI-TA-1219SUP